UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 19, 2014

MEDBOX, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-54928	45-3992444
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

8439 West Sunset Blvd., Suite 101
West Hollywood, CA 90069
(Address of principal executive offices) (zip code)

(800)-762-1452
 (Registrant's telephone number, including area code)

Copies to:
Darrin Ocasio, Esq.
Jeff Cahlon, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway
New York, New York 10006
Phone: (212) 930-9700
Fax: (212) 930-9725

(Former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On September 19, 2014, Medbox, Inc. (the “Company”) entered into a securities purchase agreement (the “September 2014 Purchase Agreement”) with an accredited investor (the “September 2014 Investor”) pursuant to which the Company agreed to sell, and the September 2014 Investor agreed to purchase, convertible debentures (the “September 2014 Purchase Agreement Debentures”) in the aggregate principal amount of $2,500,000, in two tranches, the first in the amount of $1,000,000, and the second in the amount of $1,500,000. The initial closing under the September 2014 Purchase Agreement, for a September 2014 Purchase Agreement Debenture in the principal amount of $1,000,000, occurred on September 19, 2014.

The September 2014 Purchase Agreement Debentures bear interest at the rate of 5% per year and are convertible into common stock at a conversion price of $11.75 per share (subject to adjustment in the event of stock splits, stock dividends, and similar transactions, and in the event of subsequent sales of common stock at a lower purchase price (subject to certain exceptions)). Repayment of principal on the September 2014 Purchase Agreement Debentures, together with accrued interest thereon, is due in nine monthly installments, commencing four months from issuance. The Company may make such payments in cash (in which event the Company will pay a 30% premium) or, subject to certain conditions, in shares of common stock valued at 70% of the lowest volume weighted average price of the common stock for the 20 prior trading days. The Company paid a fee to a designee of the September 2014 Investor in the amount of $50,000 in connection with the first closing under the September 2014 Purchase Agreement, and agreed to pay a fee of $75,000 to a designee of the September 2014 Investor upon the second closing under the September 2014 Purchase Agreement.

In connection with the September 2014 Purchase Agreement, the Company entered into a registration rights agreement (the “September 2014 Registration Rights Agreement”) with the September 2014 Investor, pursuant to which the Company agreed to file a registration statement for the resale of the shares of common stock issuable upon conversion of, or payable as interest on, the September 2014 Purchase Agreement Debentures, within 45 days of the initial closing date under the September 2014 Purchase Agreement, and to have such registration statement declared effective within 120 days of the initial closing date under the September 2014 Purchase Agreement.

The second closing under the September 2014 Purchase Agreement, for a September 2014 Purchase Agreement Debenture in the principal amount of $1,500,000, will occur, subject to customary closing conditions, within 2 days of the effective date of the registration statement the Company will file pursuant to the September 2014 Registration Rights Agreement.

In connection with the September 2014 Purchase Agreement, the Company entered into an amendment (“July 2014 Purchase Agreement Amendment”) to the Company’s securities purchase agreement with accredited investors (the “July 2014 Investors”) entered into on July 21, 2014 (as amended, the “July 2014 Purchase Agreement”). Pursuant to the July 2014 Purchase Agreement Amendment, securities issuable pursuant to the September 2014 Purchase Agreement will be deemed “Exempt Issuances”, such that such issuances will not result in an adjustment to the conversion price under the debentures (the “July 2014 Purchase Agreement Debentures”) issuable pursuant to the July 2014 Purchase Agreement. The parties further agreed that the third tranche under the July 2014 Purchase Agreement, for July 2014 Purchase Agreement Debentures in the aggregate principal amount of $500,000, will occur within 5 business days of execution of the July 2014 Purchase Agreement Amendment, a fourth tranche under the July 2014 Purchase Agreement, for July 2014 Purchase Agreement Debentures in the aggregate principal amount of $500,000, will occur within 2 business days of the effective date of the registration statement filed under the registration rights agreement entered into between the Company and the July 2014 Investors (the “July 2014 Registration Rights Agreement”), and a fifth tranche under the July 2014 Purchase Agreement, for July 2014 Purchase Agreement Debentures in the aggregate principal amount of $500,000, will occur within 5 business days of the effective date of the registration statement filed pursuant to the July 2014 Registration Rights Agreement. The parties further agreed to modify the amortization schedule for the July 2014 Purchase Agreement Debentures, such that such payments will begin on the eleventh day of the fourth month after issuance and will continue on the eleventh day of each of the following 8 successive months thereafter. On each such payment date, the Company will redeem one-ninth of the face amount of the July 2014 Purchase Agreement Debenture, except that, (1) the first and second amortization payments will be for one-sixth of the face amount of the July 2014 Purchase Agreement Debentures, and (2) the eighth and ninth amortization payments will be for one-eighteenth of the face amount of the July 2014 Purchase Agreement Debentures.

In connection with the foregoing, the Company relied on the exemption from registration provided by Section 4(a)(2) under the Securities Act of 1933, as amended, for transactions not involving a public offering.

The foregoing descriptions of the September 2014 Purchase Agreement, September 2014 Registration Rights Agreement, September 2014 Purchase Agreement Debentures, and July 2014 Purchase Agreement Amendment, do not purport to be complete and are qualified in their entirety by reference to the full text of the documents, which are filed as exhibits to this Current Report on Form 8-K and are incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in response to Item 1.01 of this report is incorporated by reference into this Item 2.03.

Item 3.02 Unregistered Sales of Equity Securities.

The information provided in response to Item 1.01 of this report is incorporated by reference into this Item 3.02.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	Securities Purchase Agreement, dated September 19, 2014

10.2	Registration Rights Agreement, dated September 19, 2014

10.3	Debenture, dated September 19, 2014

10.4	Amendment No. 1 to Securities Purchase Agreement, dated September 19, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDBOX, INC.

Dated: September 24, 2014	By:	/s/ Guy Marsala
Name: Guy Marsala
Title: Chief Executive Officer